                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 5, 1999
                                                          -------------

                                     WILTEK, INC.
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             (Exact name of registrant as specified in its charter)


               Connecticut            0-2401           06-0625999
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             (State or other       (Commission       (IRS Employer
             jurisdiction of       File Number)    Identification No.)
             incorporation)


                542 Westport Avenue, Norwalk, Connecticut 06851
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           (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code (203) 853-7400
                                                          --------------

                            Not Applicable
                -----------------------------------------------
         (Former name or former address, if changed since last report)
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Item 4.   Changes in Registrant's Certifying Accountant.

      In connection with the recent change in control of Wiltek, Inc., a Connecticut corporation (the "Company"), reported on a Form 8-K filed with the Securities and Exchange Commission on February 12, 1999, the Company has, effective March 5, 1999, terminated the Company's previous accountants, Grant Thornton LLP ("Grant Thornton"), and appointed the firm of KPMG LLP ("KPMG") as the Company's new independent accountants. The decision to change accountants was approved by the Company's Board of Directors.

     Grant Thornton's report on the Company's financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and any subsequent interim period preceding this dismissal, there were no disagreements between the Company and Grant Thornton that, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make a reference to the subject matter of the disagreement in connection with its report. Neither the Company nor anyone acting on the Company's behalf consulted KPMG regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and received written or oral advice from KPMG that was an important factor considered by the Company in reaching a decision on any such matter.


Item 8.   Change in Fiscal Year.

     The Company's Board of Directors decided on February 23, 1999 to change the date on which the Company's fiscal year ends from October 31 to December 31.
The financial results for the two-month "stub year" period commencing on November 1, 1998, and terminating on December 31, 1998 will be reported on the Company's Form 10-KSB for the fiscal year ending on December 31, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WILTEK, INC.



Date: March 10, 1999
                                    By: /s/ David Teitelman
                                       ------------------------------
                                    Name: David Teitelman
                                    Title:   President



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                                 Exhibit Index
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Exhibit No.         Description
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16.1                Letter from Grant Thornton LLP*



_________________________________

* Filed electronically herewith.

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